Morgan Stanley Income Securities Inc.
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Biomed Realty, L.P.
2.625% due 5/1/2019
Purchase/Trade Date:	  04/15/2014
Offering Price of Shares: $99.408
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund:
0.113
Percentage of Fund's Total Assets: 0.25
Brokers:  Deutsche Bank Securities, Wells
Fargo Securities, KeyBanc Capital Markets, US
Bancorp, Barclays, Morgan Stanley, PNC
Capital Markets LLC, Raymond James, UBS
Investment Bank, Mitsubishi UFJ Securities,
SMBC Nikko, Regions Securities LLC, TD
Securities
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 AerCap Ireland Capital
Limited 3.750% due 5/15/2019
Purchase/Trade Date:	  05/08/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $1,100,000,000
Amount Purchased by Fund: $495,000
Percentage of Offering Purchased by Fund:
0.045
Percentage of Fund's Total Assets: 0.28
Brokers:  UBS Investment Bank, Citigroup,
Barclays, Bofa Merrill Lynch, Credit Agricole
CIB, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs & Co., JP Morgan, Morgan
Stanley, RBC Capital Markets, RBS,
Guggenheim Securities, KKR
Purchased from: UBS SW
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 ACE INA Holdings Inc.
3.350% due 5/15/2024
Purchase/Trade Date:	  05/21/2014
Offering Price of Shares: $99.850
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $525,000
Percentage of Offering Purchased by Fund:
0.075
Percentage of Fund's Total Assets: 0.29
Brokers:  Goldman Sachs & Co., J.P. Morgan,
ANZ Securities, Mitsubishi UFJ Securities,
Citigroup, Deutsche Bank Securities, Wells
Fargo Securities, Barclays, Bofa Merrill Lynch,
HSBC, ING, Lloyds Securities, RBS, BNY
Mellon Capital Markets, LLC, Morgan Stanley,
RBC Capital Markets, Standard Chartered Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Baidu Inc. 2.750% due
6/9/2019
Purchase/Trade Date:	  6/4/2014
Offering Price of Shares: $99.320
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund:
0.040
Percentage of Fund's Total Assets: 0.22
Brokers: Goldman Sachs (Asia) LLC, JP
Morgan, Morgan Stanley, Bank of China,
Deutsche Bank
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Goldcorp Inc. 5.450%
due 6/9/2044
Purchase/Trade Date:	  06/04/2014
Offering Price of Shares: $99.517
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund:
0.028
Percentage of Fund's Total Assets: 0.07
Brokers:  HSBC, Morgan Stanley, CIBC,
Scotiabank, RBC Capital Markets, Credit
Suisse, Mitsubishi UFJ Securities, RBS, SMBC
Nikko
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 First Republic Bank
2.375% due 6/17/2019
Purchase/Trade Date:	  06/10/2014
Offering Price of Shares: $99.864
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund:
0.075
Percentage of Fund's Total Assets: 0.17
Brokers:  BofA Merrill Lynch, Goldman Sachs
& Co., JP Morgan, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Johnson Controls Inc.
1.400% due 11/2/2017
Purchase/Trade Date:	  06/10/2014
Offering Price of Shares: $99.872
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $650,000
Percentage of Offering Purchased by Fund:
0.217
Percentage of Fund's Total Assets: 0.36
Brokers:  Bofa Merrill Lynch, Barclays,
Citigroup, Goldman Sachs & Co., Wells Fargo
Securities, ING, TD Securities, JP Morgan,
Mitsubishi UFJ Securities, US Bancorp, Banca
IMI, Danske Markets Inc., Standard Chartered
Bank, Commerzbank, Morgan Stanley, Credit
Agricole CIB, RBS, UniCredit Capital Markets
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Johnson Controls Inc.
3.625% due 7/2/2024
Purchase/Trade Date:	  06/10/2014
Offering Price of Shares: $99.948
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $85,000
Percentage of Offering Purchased by Fund:
0.017
Percentage of Fund's Total Assets: 0.05
Brokers:  Bofa Merrill Lynch, Barclays,
Citigroup, Goldman Sachs & Co., Wells Fargo
Securities, ING, TD Securities, JP Morgan,
Mitsubishi UFJ Securities, US Bancorp, Banca
IMI, Danske Markets Inc., Standard Chartered
Bank, Commerzbank, Morgan Stanley, Credit
Agricole CIB, RBS, UniCredit Capital Markets
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Johnson Controls Inc.
4.950% due 7/2/2064
Purchase/Trade Date:	  06/10/2014
Offering Price of Shares: $99.794
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund:
0.033
Percentage of Fund's Total Assets: 0.08
Brokers:  Bofa Merrill Lynch, Barclays,
Citigroup, Goldman Sachs & Co., Wells Fargo
Securities, ING, TD Securities, JP Morgan,
Mitsubishi UFJ Securities, US Bancorp, Banca
IMI, Danske Markets Inc., Standard Chartered
Bank, Commerzbank, Morgan Stanley, Credit
Agricole CIB, RBS, UniCredit Capital Markets
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Credit Suisse Group AG
6.250% due 12/31/2049
Purchase/Trade Date:	  06/11/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.008
Percentage of Fund's Total Assets: 0.11
Brokers:  Credit Suisse, Banca IMI, HSBC,
Santander, BBVA, ING, UniCredit Bank, Credit
Agricole CIB, RBC Capital Markets, Wells
Fargo Securities, ANZ, BNP Paribas, Citigroup,
DBS Banks Ltd., Millennium bcp, Rabobank
International, Swedbank AB, Barclays, BNY
Mellon Capital Markets, LLC, Commerzbank,
Espirito Santo Investment Bank, Morgan
Stanley, SEB, TD Securities, BB Securities,
Bradesco BBI, Commonwealth Bank of
America, Fifth Third Securities, nabSecurities
LLC, Standard Chartered Bank, United
Overseas Bank Limited, BMO Capital Markets,
Capital One Securities, Danske Bank, Lloyds
Bank, Natixis, SunTrust Robinson Humphrey,
US Bancorp
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Societe Generale Paris
6.000%due 12/31/2049
Purchase/Trade Date:	  06/19/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.013
Percentage of Fund's Total Assets: 0.11
Brokers:  Societe Generale Corporate &
Investment Banking, Citigroup, Deutsche Bank
Securities, Morgan Stanley, UBS Investment
Bank
Purchased from: Societe Generale
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Bed Bath & Beyond Inc.
4.915% due 8/1/2034
Purchase/Trade Date:	  07/14/2014
Offering Price of Shares: $99.998
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund:
0.117
Percentage of Fund's Total Assets: 0.19
Brokers:  JP Morgan, Morgan Stanley, Wells
Fargo Securities, Goldman Sachs & Co., RBC
Capital Markets, Santander
Purchased from:  JP Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Tyson Foods Inc.
2.650% due 8/15/2019
Purchase/Trade Date:	  08/05/2014
Offering Price of Shares: $99.934
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund:
0.030
Percentage of Fund's Total Assets: 0.17
Brokers:  Morgan Stanley, JP Morgan, HSBC,
Mizuho Securities, Rabo Securities, US
Bancorp, Credit Agricole CIB, RBC Capital
Markets, MUFG
Purchased from:  JP Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Tyson Foods Inc.
3.950% due 8/15/2024
Purchase/Trade Date:	  08/05/2014
Offering Price of Shares: $99.696
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $270,000
Percentage of Offering Purchased by Fund:
0.022
Percentage of Fund's Total Assets: 0.15
Brokers:  Morgan Stanley, JP Morgan, HSBC,
Mizuho Securities, Rabo Securities, US
Bancorp, Credit Agricole CIB, RBC Capital
Markets, MUFG
Purchased from:  JP Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Synchrony Financial
4.250% due 8/15/2024
Purchase/Trade Date:	  08/06/2014
Offering Price of Shares: $99.806
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 0.21
Brokers:  Barclays, Bofa Merrill Lynch, Citigroup,
Credit Suisse, Deutsche Bank Securities, Goldman
Sachs & Co., JP Morgan, Morgan Stanley, BNP
Paribas, RBS, HSBC, Santander, Mizuho Securities,
SMBC Nikko, MUFG, RBC Capital Markets,
Societe Generale, Banca IMI, Commerzbank, Loop
Capital Markets, BBVA, Credit Agricole CIB,
Mishcler Financial Group, Inc., Blaylock Beal Van
LLC, Fifth Third Securities, Ramirez & Co., Inc.,
Castle-Oak Securities, L.P., ING, Lebenthal Capital
Markets, The Williams Capital Group, L.P.
Purchased from:  JP Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Marathon Petroleum
Corp. 5.000% due 9/15/2054
Purchase/Trade Date:	  09/02/2014
Offering Price of Shares: $98.770
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund:
0.125
Percentage of Fund's Total Assets: 0.27
Brokers:  RBS, MUFG, Morgan Stanley, BofA
Merrill Lynch, Barclays, Citigroup, JP Morgan,
Deutsche Bank Securities, Fifth Third
Securities, UBS Investment Bank, US Bancorp,
Wells Fargo Securities
Purchased from:  Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 HSBC Holdings PLC
6.375% due 12/31/2049
Purchase/Trade Date:	  09/10/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $2,250,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.009
Percentage of Fund's Total Assets: 0.16
Brokers:  HSBC Securities (USA) Inc., BNP
Paribas Securities Corp., Credit Suisse
Securities (USA) LLC, RBS Securities Inc.,
Santander Investment Securities Inc., Wells
Fargo Securities, LLC, BMO Capital Markets
Corp., CIBC World Markets Corp., Citigroup
Global Markets Inc., Merrill Lynch, Pierce,
Fenner & Smith Inc., Morgan Stanley & Co.
LLC, Scotia Capital (USA) Inc., TD Securities
Purchased from:  HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 21st Century Fox
America Inc. 4.750% due 9/15/2044
Purchase/Trade Date:	  09/10/2014
Offering Price of Shares: $99.921
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $625,000
Percentage of Offering Purchased by Fund:
0.104
Percentage of Fund's Total Assets: 0.35
Brokers:  JP Morgan, Bofa Merrill Lynch,
Citigroup, Goldman Sachs & Co., Morgan
Stanley
Purchased from:  JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 General Motors
Financial Co. 4.375% due 9/25/2021
Purchase/Trade Date:	  09/22/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund:
0.030
Percentage of Fund's Total Assets: 0.21
Brokers:  Deutsche Bank Securities, Bradesco
BBI, Goldman Sachs & Co., Lloyds Securities,
Morgan Stanley, BB Securities, CIBC, RBC
Capital Markets, Sandler O'Neill + Partners,
L.P., Scotiabank, Loop Capital Markets, Siebert
Capital Markets
Purchased from:  Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Compass Bank 1.850%
due 9/29/2017
Purchase/Trade Date:	  09/24/2014
Offering Price of Shares: $99.951
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $900,000
Percentage of Offering Purchased by Fund:
0.225
Percentage of Fund's Total Assets: 0.50
Brokers:  Citigroup Global Markets, BBVA
Securities, JP Morgan, Morgan Stanley
Purchased from:  Citibank SGP
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ensco PLC 5.750% due
10/1/2044
Purchase/Trade Date:	  09/24/2014
Offering Price of Shares: $99.560
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund:
0.048
Percentage of Fund's Total Assets: 0.17
Brokers:  Citigroup, Deutsche Bank Securities,
Bofa Merrill Lynch, DNB Markets, Goldman
Sachs & Co. HSBC, Wells Fargo Securities,
BNP Paribas, MUFG, Mizuho Securities,
Standard Chartered Bank, Morgan Stanley,
ANZ Securities, Credit Suisse
Purchased from:  Citibank SGP
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.